--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         M/I SCHOTTENSTEIN HOMES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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--------------------------------------------------------------------------------

                      [MI SCHOTTENSTEIN HOMES, INC. LOGO]
                                 3 Easton Oval
                              Columbus, Ohio 43219

                                 March 13, 2001

To Our Shareholders:


     The Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company") will be held at 9:00 a.m., Eastern Daylight Time, on Thursday, April 19, 2001, at the offices of the Company, 3 Easton Oval, Columbus, Ohio.


     Enclosed is a copy of our 2000 Annual Report, notice of the meeting, a proxy statement and a proxy card. Please record your vote on the proxy card and return it promptly in the enclosed postage-paid envelope, or alternatively, vote your proxy electronically via the Internet or telephonically in accordance with the instructions on your proxy card.

     We look forward to reviewing the activities of the Company at the meeting. We hope you can be with us.

                                          Sincerely,

                                          /s/ Irving E. Schottenstein
                                          Irving E. Schottenstein,
                                          Chief Executive Officer

     PLEASE SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE,
            OR ALTERNATIVELY, VOTE ELECTRONICALLY OR TELEPHONICALLY

                      [MI SCHOTTENSTEIN HOMES, INC. LOGO]
                                 3 EASTON OVAL
                              COLUMBUS, OHIO 43219

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 19, 2001

To Each Shareholder of M/I Schottenstein Homes, Inc.:


     Notice is hereby given that the 2001 Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company") will be held at 9:00 a.m., Eastern Daylight Time, on April 19, 2001, at the offices of the Company, 3 Easton Oval, Columbus, Ohio, for the following purposes:


          1) To elect three directors to serve until the 2004 annual meeting of shareholders or until their successors have been duly elected and qualified;

          2) To consider and vote upon a proposal to adopt an amendment to
     Article I(f) of the Company's Amended and Restated Code of Regulations to permit shareholders to appoint proxies in any manner permitted by Ohio law;

          3) To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors for the 2001 fiscal year; and

          4) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on February 23, 2001, will be entitled to notice of, and to vote at, such meeting, or at any adjournment thereof.

     It is important that your common shares be represented at the Annual Meeting. Whether or not you intend to be present, please sign, date and send the enclosed proxy card in the envelope provided, or alternatively, vote your proxy electronically via the Internet or telephonically in accordance with the instructions on your proxy card. Proxies are revocable at any time and shareholders who are present at the Annual Meeting may withdraw their proxy and vote in person if they so desire.

                                          By Order of the Board of Directors,

                                          /s/ Paul S. Coppel
                                          Paul S. Coppel,
                                          Secretary

March 13, 2001

                      [MI SCHOTTENSTEIN HOMES, INC. LOGO]
                                 3 Easton Oval
                              Columbus, Ohio 43219

                                PROXY STATEMENT

                                    FOR THE

                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 19, 2001

                                                                  March 13, 2001

                                    GENERAL

     The Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company") will be held on Thursday, April 19, 2001 (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Company expects that this proxy statement and the accompanying form of proxy will be mailed on or about March 13, 2001, to each shareholder of record as of February 23, 2001. This proxy statement is furnished in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be used at such meeting and at any adjournment thereof. The Annual Report of the Company for the year ended December 31, 2000, including financial statements, is being mailed to all shareholders together with this proxy statement.


     A proxy card for use at the Annual Meeting is enclosed. Alternatively, shareholders holding common shares registered directly with the Company's transfer agent, EquiServe, may vote their proxy electronically via the Internet or telephonically by following the instructions on their proxy card. The deadline for voting electronically via the Internet or telephonically is 11:59 p.m., Eastern Daylight Time, on April 18, 2001. Similarly, shareholders holding common shares in "street name" with a broker, bank or other holder of record may also be eligible to vote their proxy electronically via the Internet or telephonically. Such shareholders should review the information provided to them by such holder of record. This information will set forth the procedures to be followed in instructing the holder of record how to vote the "street name" common shares and how to revoke previously given instructions.


     A proxy may be revoked by a shareholder at any time before it is exercised by filing with the Company a notice in writing revoking it or by duly executing a proxy bearing a later date or casting a new vote electronically via the Internet or telephonically. Proxies also may be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote his or her common shares in person. Subject to such revocation and except as otherwise stated herein or in the form of proxy, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, proxies will be voted for the nominees for election of directors set forth herein, for Proposal Nos. 2 and 3 and, at the discretion of the proxyholders, on all other matters that may properly be brought before the Annual Meeting or any adjournment thereof.

                      OUTSTANDING SHARES AND VOTING RIGHTS


     There were 7,527,467 of the Company's common shares, par value $.01 per share (the "Common Shares"), issued and outstanding on February 23, 2001 (the "Record Date"), which date has been set as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. There are no voting securities of the Company outstanding other than the Common Shares. On any matter submitted to a shareholder vote, each shareholder will be entitled to one vote, in person or by proxy, for each Common Share registered in his or her name on the books of the Company as of the Record Date. Under Ohio law and the Company's Amended and Restated Code of Regulations (the "Regulations"), the aggregate number of votes entitled to be cast by all shareholders at the Annual Meeting, whether those shareholders vote for, against or abstain from voting on any matter, will be counted for purposes of determining the minimum number of affirmative votes required for approval of such matters, and the total number of votes cast for each of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. Abstentions, withheld votes and broker non-votes with respect to any matter will have the same legal effect as a vote against the matter.


                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS


     A class of three directors is to be elected at the Annual Meeting. The Board has nominated the persons set forth below for election as directors of the Company at the Annual Meeting. The three nominees receiving the greatest number of votes cast will be elected to serve until the 2004 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Information concerning the nominees and the remaining members of the Board is set forth below. Kerrii B. Anderson, Irving E. Schottenstein and Norman L. Traeger will serve until the 2002 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Thomas D. Igoe, Steven Schottenstein and Lewis R. Smoot, Sr. will serve until the 2003 Annual Meeting of Shareholders or until their successors are duly elected and qualified.



     Unless otherwise specified in your proxy, the Common Shares voted pursuant thereto will be voted FOR each of the persons named below as nominees for election as directors.


     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE PERSONS NAMED BELOW AS NOMINEES FOR ELECTION AS DIRECTORS.

                                                                                        YEAR FIRST
                                                   CURRENT POSITIONS                    SERVED AS
NAME                        AGE                      WITH COMPANY                        DIRECTOR
----                        ---                    -----------------                    ----------
NOMINEES

Friedrich K. M. Bohm        59     Director, member of Audit Committee, member of          1994
                                   Compensation Committee, member of Executive
                                   Officer Compensation Committee (Chairman)

Jeffrey H. Miro             58     Director, member of Compensation Committee,             1998
                                   member of Executive Officer Compensation
                                   Committee

Robert H. Schottenstein     48     President, Director (Vice Chairman), member of          1993
                                   Executive Committee, member of Compensation
                                   Committee

DIRECTORS

Kerrii B. Anderson          43     Director, member of Audit Committee, member of          1998
                                   Compensation Committee

Thomas D. Igoe              69     Director, member of Audit Committee (Chairman),         2000
                                   member of Compensation Committee, member of
                                   Executive Officer Compensation Committee

Irving E. Schottenstein     72     Chief Executive Officer, Director (Chairman),           1976
                                   member of Executive Committee (Chairman), member
                                   of Compensation Committee

Steven Schottenstein        44     Chief Operating Officer, Director (Vice                 1993
                                   Chairman), member of Executive Committee, member
                                   of Compensation Committee

Lewis R. Smoot, Sr.         67     Director, member of Executive Committee, member         1993
                                   of Audit Committee, member of Compensation
                                   Committee, member of Executive Officer
                                   Compensation Committee

Norman L. Traeger           61     Director, member of Audit Committee, member of          1997
                                   Compensation Committee (Chairman), member of
                                   Executive Officer Compensation Committee


---------------

Irving E. Schottenstein is the father of Robert H. Schottenstein and Steven Schottenstein.

BUSINESS EXPERIENCE

  NOMINEES -- TERM TO EXPIRE AT 2004 ANNUAL MEETING

     Friedrich K. M. Bohm has been the Chairman of NBBJ, the second largest architectural firm in the United States, since 1997. From 1987 until 1997, Mr. Bohm was the Managing Partner and Chief Executive Officer of NBBJ. He is a Director, and currently serves as a member of the executive committee of the Board of Directors, of Huntington National Bank, a subsidiary of Huntington Bancshares Incorporated, and as a Director of The Daimler Group and 55 Restaurants, Inc.

     Jeffrey H. Miro has been the Chairman of the law firm of Miro, Weiner and Kramer, with offices in Bloomfield Hills, Michigan and New York, New York, since 1981. In addition, Mr. Miro is an Adjunct Professor of Law at the University of Michigan Law School. He currently serves as a Director of Sotheby's Holdings, Inc.

     Robert H. Schottenstein has been Vice Chairman since January 1999, President since May 1996 and an Assistant Secretary since March 1991. He served as an Executive Vice President from February 1994 until May 1996. He currently serves as a Director of Huntington Bancshares Incorporated.

  DIRECTORS -- TERM TO EXPIRE AT 2002 ANNUAL MEETING

     Kerrii B. Anderson has been an Executive Vice President and the Chief Financial Officer of Wendy's International, Inc. since September 2000. She served as a Senior Vice President of the Company from September 1993 until September 2000, the Chief Financial Officer of the Company from 1987 until September 2000 and an Assistant Secretary of the Company from February 1995 until September 2000. Ms. Anderson currently serves as a Director of Lancaster Colony Corporation and Wendy's International, Inc.

     Irving E. Schottenstein has been Chief Executive Officer since August 1986 and Chairman of the Board of the Company and its predecessors since 1976. He was also the Chairman of the Board and President of M/I Financial Corp., a wholly-owned subsidiary of the Company ("M/I Financial"), from 1983 until August 1995.

     Norman L. Traeger founded United Skates of America, a chain of family fun centers, in 1971 and The Discovery Group, a venture capital firm, in 1983. Mr. Traeger currently owns and manages industrial, commercial and office real estate.


  DIRECTORS -- TERM TO EXPIRE AT 2003 ANNUAL MEETING


     Thomas D. Igoe served as a consultant to Bank One, NA's Corporate Banking Division from January 1997 until December 1999. From 1962 until December 1996, Mr. Igoe was an employee of Bank One, NA, most recently as Senior Vice President -- Corporate Banking.

     Steven Schottenstein has been Vice Chairman and Chief Operating Officer since January 1999 and an Assistant Secretary since April 1992. He served as a Senior Executive Vice President from May 1996 until January 1999 and an Executive Vice President from February 1994 until May 1996.

     Lewis R. Smoot, Sr. has been the President and Chief Executive Officer of The Smoot Corporation, a construction contractor and construction management concern, since 1987. He currently serves as a Director of Huntington Bancshares Incorporated.

NOMINATION OF DIRECTORS


     Nomination for the election of directors may be made by the Board or a committee appointed by the Board or by any shareholder entitled to vote in the election of directors generally. To nominate one or more persons for election as a director, the Regulations require that a shareholder give written notice of his or her intent to make such nomination or nominations by personal delivery or by United States Mail, postage pre-paid, to the Secretary of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the date of the preceding year's annual meeting (or, if the date of the annual meeting is changed by more than 30 days from the anniversary date of the preceding year's annual meeting or in the case of a special meeting, within seven days after the date the Company mails or otherwise gives notice of the date of the meeting). Such notice shall set forth: (i) the name and address of the person or persons to be nominated; (ii) a representation that the shareholder is a holder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by the shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the "Commission") had the nominee been nominated, or intended to be nominated, by the Board; and (v) the consent of each nominee to serve as a director of the Company, if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

BOARD AND COMMITTEE MEETINGS

     The Board held four meetings during 2000. Except for Steven Schottenstein, all members of the Board during 2000 attended at least 75% of all meetings of the Board and of the committees on which they served. The Board does not have a nominating committee. The full Board selects the nominees for directors.


     The Board's Audit Committee with respect to the 2000 fiscal year consisted of Thomas D. Igoe (Chairman), Friedrich K. M. Bohm, Lewis R. Smoot, Sr. and Norman L. Traeger. Kerrii B. Anderson was appointed to the Audit Committee on February 13, 2001. The Audit Committee's responsibilities include reviewing the Company's audit procedures and policies, the activities of the internal auditors, and potential conflicts of interest, monitoring internal controls and financial reporting, selecting the Company's independent accountants and auditors and making recommendations concerning these matters to the Board. The Audit Committee's responsibilities are outlined further in its written charter attached as Annex A to this proxy statement. Other than Ms. Anderson, each member of the Audit Committee qualifies as independent under the rules of the New York Stock Exchange (the "NYSE"). Ms. Anderson does not qualify as independent under NYSE rules because three years have not elapsed since she resigned as a Senior Vice President and the Chief Financial Officer of the Company effective August 31, 2000. The Board has determined in its business judgement that Ms. Anderson's membership on the Audit Committee is required by the best interests of the Company and its shareholders based on her 14 years of experience serving as the Chief Financial Officer of the Company and another publicly traded corporation and her background in public accounting. The Audit Committee met four times in 2000. The Audit Committee's report relating to the 2000 fiscal year appears on page 17.



     The Board has a Compensation Committee, whose members with respect to the 2000 fiscal year were Norman L. Traeger (Chairman), Friedrich K. M. Bohm, Thomas
D. Igoe, Jeffrey H. Miro, Irving E. Schottenstein, Robert H. Schottenstein and Lewis R. Smoot, Sr. Kerrii B. Anderson and Steven Schottenstein were appointed to the Compensation Committee on February 13, 2001. The Compensation Committee's duties include reviewing and reporting to the Board on specific compensation matters for executive officers and administering the Company's stock option plan. The Compensation Committee met four times in 2000. The Compensation Committee's report relating to the 2000 fiscal year appears on page 13.



     The Board also has an Executive Officer Compensation Committee, whose members with respect to the 2000 fiscal year were Friedrich K. M. Bohm (Chairman), Thomas D. Igoe, Jeffrey H. Miro, Lewis R. Smoot, Sr. and Norman L. Traeger. Each member of the Executive Officer Compensation Committee is an outside director for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Executive Officer Compensation Committee's duties include developing and administering the plans necessary to ensure that the compensation paid to the chief executive officer and the other executive officers of the Company will be tax deductible. The Executive Officer Compensation Committee met four times in 2000. The Executive Officer Compensation Committee's report relating to 2000 fiscal year appears on page 13.


     Between meetings of the Board or when the Board is not in session, the Executive Committee may exercise, to the extent permitted by law, all of the powers and duties of the Board. The members of the Executive Committee with respect to the 2000 fiscal year were Irving E. Schottenstein (Chairman), Robert
H. Schottenstein, Steven Schottenstein and Lewis R. Smoot, Sr. During 2000, the Executive Committee did not hold any meetings but did take five written actions.

                                 PROPOSAL NO. 2

                 AMENDMENT OF REGULATIONS TO PERMIT APPOINTMENT
           OF SHAREHOLDER PROXIES IN ANY MANNER PERMITTED BY OHIO LAW

     Effective September 13, 1999, the Ohio General Corporation Law was amended to expand the methods a shareholder can use to appoint a proxy. The Ohio General Corporation Law now permits a shareholder to appoint a proxy by any verifiable communication authorized by the person appointing the proxy. Any transmission that creates a record capable of authentication that appears to have been transmitted by the person appointing a proxy is permitted, and would include electronic mail and telephone, as well as traditional written proxies. The amendment to the Regulations would clarify and confirm that a shareholder is expressly authorized to utilize the more modern forms of proxy voting now permitted, or that may be subsequently permitted, by the Ohio General Corporation Law.

     The Board of Directors of the Company has approved, and recommends that the shareholders of the Company adopt, an amendment to Article I(f) of the Regulations that would expressly provide that a shareholder may appoint a proxy in any manner permitted by Ohio law, as currently in effect or as may be subsequently amended. The text of Article I(f) would read as follows:


          (f) Proxies. At any meeting of shareholders, any person who is entitled to attend, or to vote thereat, and to execute consents, waivers or releases, may be represented at such meeting or vote thereat, and execute consents, waivers and releases, and exercise any of his other rights, by proxy or proxies appointed by a writing signed by such person or appointed in any other manner permitted by Ohio law. Any such instrument in writing or record of any such appointment shall be submitted to the Secretary at or before such meeting. Voting by proxy or proxies shall be governed by all of the provisions of Ohio law, including the provisions relating to the sufficiency of the writing, the duration of the validity of the proxy or proxies and the power of substitution and revocation.


     Adoption of the proposed amendment is being sought because the Ohio General Corporation Law and the Regulations require the approval of the shareholders for any amendment to the Regulations. If adopted by the shareholders, the proposed amendment to the Regulations will become effective immediately without any additional action by the Company.

     The affirmative vote of the holders of a majority of the outstanding Common Shares entitled to vote at the Annual Meeting is required to adopt the amendment to Article I(f) of the Regulations. The Company's executive officers and directors and members of the Irving E. Schottenstein family, who collectively own, or have voting power with respect to, approximately 36% of the outstanding Common Shares have indicated that they intend to vote FOR the proposal to adopt the amendment to Article I(f) of the Regulations.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT THE AMENDMENT TO THE REGULATIONS TO PERMIT THE APPOINTMENT OF SHAREHOLDER PROXIES IN ANY MANNER PERMITTED BY OHIO LAW.

                                 PROPOSAL NO. 3

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has selected Deloitte & Touche LLP as the Company's independent accountants and auditors for the fiscal year ending December 31, 2001. Deloitte & Touche LLP served as the Company's independent accountants and auditors for fiscal year 2000. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the outstanding Common Shares entitled to vote at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors for fiscal year 2001. The Company's executive officers and directors and members of the Irving E. Schottenstein family, who collectively own, or have voting power with respect to, approximately 36% of the outstanding Common Shares, have indicated that they intend to vote FOR the proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors. In the event that the shareholders do not ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors for fiscal year 2001, the Board will consider other independent accountants and auditors upon the recommendation of the Audit Committee.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL YEAR 2001.

                  EXECUTIVE OFFICERS AND CERTAIN KEY EMPLOYEES


     The executive officers of the Company are Irving E. Schottenstein, Robert
H. Schottenstein, Steven Schottenstein and Phillip G. Creek. Biographical information with respect to Irving E. Schottenstein, Robert H. Schottenstein and Steven Schottenstein is set forth on pages 3-4. The following table sets forth certain biographical information with respect to Phillip G. Creek and certain key employees of the Company.


                                                                                  YEAR STARTED
NAME                                  AGE   CURRENT POSITIONS WITH COMPANY        WITH COMPANY
----                                  ---   ------------------------------        ------------
Phillip G. Creek....................  48    Senior Vice President, Chief              1993
                                            Financial Officer and Treasurer

Paul S. Coppel......................  42    President Land Operations, General        1994
                                            Counsel and Secretary

James B. Feldman....................  50    President Charlotte Region                1997

Paul S. Rosen.......................  50    Chief Executive Officer and               1993
                                            President of M/I Financial and
                                            Senior Vice President

Lloyd T. Simpson....................  55    President Columbus Region                 1984

BUSINESS EXPERIENCE

     Phillip G. Creek joined the Company in January 1993 as Vice President and Treasurer. Mr. Creek became a Senior Vice President in September 1993 and the Chief Financial Officer in September 2000. He became the Vice President of M/I Financial in August 1995.

     Paul S. Coppel joined the Company in January 1994 as Senior Vice President/General Counsel. Mr. Coppel became the Secretary in February 1995 and President Land Operations in January 1999. He became the Secretary of M/I Financial in August 1995.

     James B. Feldman joined the Company in February 1997 as President of the Charlotte Division. Mr. Feldman became President of the Charlotte Region in January 1999. Prior to joining the Company, he was employed for more than ten years with NVR, Inc., a national homebuilder.

     Paul S. Rosen joined the Company in August 1993 as the Vice President of Mortgage Operations for M/I Financial. Mr. Rosen became the Chief Executive Officer of M/I Financial in February 1994, the President of M/I Financial in August 1995 and a Senior Vice President of the Company in February 1999.

     Lloyd T. Simpson joined the Company in 1984 as Vice President/Regional Manager-Ohio Region. Mr. Simpson became Vice President/Regional Manager of the Columbus Region in February 1996 and President of the Columbus Region in November 1996. He served as a Senior Vice President from September 1993 until November 1996.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of the Record Date, the number and percentage of the outstanding Common Shares held by each person who, to the knowledge of the Company, beneficially owns more than five percent of the outstanding Common Shares, by each of the Company's directors, nominees and Named Executive Officers (as defined below) and by all of the directors, nominees and executive officers of the Company as a group. Except as set forth in the footnotes to the table, the shareholders have sole voting and investment power over such Common Shares.


                                                                NUMBER OF
                                                                 COMMON         PERCENT
NAME OF BENEFICIAL OWNER                                        SHARES(1)       OF CLASS
------------------------                                      -------------     --------
Kerrii B. Anderson..........................................     22,167           (2)
Friedrich K. M. Bohm........................................     14,029(3)        (2)
Phillip G. Creek............................................     24,944(4)        (2)
Thomas D. Igoe..............................................      2,703(3)        (2)
Jeffrey H. Miro.............................................      4,979(3)        (2)
Irving E. Schottenstein.....................................    558,221(5)        7.4%
Robert H. Schottenstein.....................................    531,312(6)        7.0%
Steven Schottenstein........................................    549,167(7)        7.3%
Lewis R. Smoot, Sr..........................................      6,029(3)        (2)
Norman L. Traeger...........................................     13,709(3)        (2)
All directors, nominees and executive officers as a group
  (10 persons)..............................................  1,727,260          22.7%
FMR Corp....................................................  1,137,600(8)       14.9%
     82 Devonshire Street
     Boston, Massachusetts 02109
Dimensional Fund Advisors Inc...............................    720,450(9)        9.3%
     1299 Ocean Avenue, 11th Floor
     Santa Monica, California 90401
Linda S. Fisher.............................................    569,300(10)       7.6%
     11221 Grandon Ridge Circle
     Cincinnati, Ohio 45249
Gary L. Schottenstein.......................................    518,900(11)       6.9%
     2077 Parkhill Drive
     Columbus, Ohio 43209
Heartland Advisors, Inc.....................................    451,900(12)       5.9%
     789 North Water Street
     Milwaukee, Wisconsin 53202


---------------


(1) The amounts shown include 250, 3,829, 6,844, 1,003, 2,779, 18,621, 11,012,
    8,667, 3,829 and 3,829 Common Shares held by Kerrii B. Anderson, Friedrich
    K. M. Bohm, Phillip G. Creek, Thomas D. Igoe, Jeffrey H. Miro, Irving E. Schottenstein, Robert H. Schottenstein, Steven Schottenstein, Lewis R. Smoot, Sr. and Norman L. Traeger, respectively, under the terms of the Executives' Deferred Compensation Plan or the Directors Deferred Compensation Plan, as the case may be. Under the terms of the Executives' Deferred Compensation Plan and the Directors Deferred Compensation Plan, a participant does not beneficially own, or have voting or investment power with respect to, Common Shares acquired under the plan, until such Common Shares are distributed pursuant to terms of the plan.



(2)  Less than one percent of the outstanding Common Shares.



(3)  Includes 200 Common Shares that underlie exercisable stock options.

(4)  Includes 17,100 Common Shares that underlie exercisable stock options.



(5) Irving E. Schottenstein is the trustee of (i) the Irving and Frankie Schottenstein Trust which holds 478,300 Common Shares, and (ii) the Steven Schottenstein Descendants Trust which holds 54,800 Common Shares, and exercises all rights with regard to such Common Shares. Does not include an aggregate of 1,995,800 Common Shares which are held in trust by Irving E. Schottenstein, as trustee, pursuant to trust agreements dated August 1986, as amended, for the benefit of his four children: Robert H. Schottenstein (475,000 shares), Steven Schottenstein (495,200 shares), Gary L. Schottenstein (475,600 shares) and Linda S. Fisher (550,000 shares). As trustee, Irving E. Schottenstein is empowered to exercise all rights with regard to such Common Shares and, with the agreement of each beneficiary, amend each trust. Includes 6,500 Common Shares that underlie exercisable stock options.



(6) 475,000 of these Common shares are held in trust by Irving E. Schottenstein in accordance with note 5 above. 2,800 of these Common Shares are held by Robert H. Schottenstein individually. 16,500 of these Common Shares are held in trust by Robert H. Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Robert H. Schottenstein is empowered to exercise all rights with regard to such Common Shares and may be deemed the beneficial owner of such Common Shares. Includes 26,000 Common Shares that underlie exercisable stock options.



(7) 495,200 of these Common Shares are held in trust by Irving E. Schottenstein in accordance with note 5 above. 2,800 of these Common Shares are held by Steven Schottenstein individually. 16,500 of these Common Shares are held in trust by Steven Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Steven Schottenstein is empowered to exercise all rights with regard to such Common Shares and may be deemed the beneficial owner of such Common Shares. Includes 26,000 Common Shares that underlie exercisable stock options.



(8) Based on information set forth in a Schedule 13G dated February 14, 2001, which was filed on behalf of FMR Corp., a parent holding company, and certain other Fidelity entities.



(9) Based on information set forth in a Schedule 13G dated February 2, 2001, which was filed by Dimensional Fund Advisors Inc., a registered investment advisor, on behalf of its advisory clients.



(10) 550,000 of these Common Shares are held in trust by Irving E. Schottenstein in accordance with note 5 above. 2,800 of these Common Shares are held by Linda S. Fisher individually. 16,500 of these Common Shares are held in trust by Mrs. Fisher, as trustee, for the benefit of her children pursuant to trust agreements dated December 22, 1994. As trustee, Mrs. Fisher is empowered to exercise all rights with regard to such Common Shares and may be deemed the beneficial owner of such Common Shares.



(11) 475,600 of these Common Shares are held in trust by Irving E. Schottenstein in accordance with note 5 above. 30,100 of these Common Shares are held by Gary L. Schottenstein individually. 11,000 of these Common Shares are held in trust by Gary L. Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Gary L. Schottenstein is empowered to exercise all rights with regard to such Common Shares and may be deemed the beneficial owner of such Common Shares. Includes 2,200 Common Shares that underlie exercisable stock options.



(12) Based on information set forth in a Schedule 13G dated January 23, 2001, which was filed by Heartland Advisors, Inc. and William J. Nasgovitz, President and principal shareholder of Heartland Advisors, Inc., a registered investment advisor, on behalf of its advisory clients.


     The address of Irving E. Schottenstein, Robert H. Schottenstein and Steven Schottenstein is 3 Easton Oval, Columbus, Ohio 43219.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual compensation and other compensation for each of the fiscal years ended December 31, 2000, 1999 and 1998 for the Company's Chief Executive Officer, for each other executive officer of the Company and for one former executive officer of the Company (the "Named Executive Officers"):


                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                  ----------------------
                                                                                                PAYOUTS
                                                  ANNUAL COMPENSATION               AWARDS
                                        ----------------------------------------  SECURITIES
                                                                    OTHER ANNUAL  UNDERLYING     LTIP      ALL OTHER
NAME AND PRINCIPAL                      SALARY      BONUS           COMPENSATION   OPTIONS      PAYOUTS   COMPENSATION
POSITION                         YEAR     ($)        ($)                ($)          (#)          ($)      ($)(1)(2)
------------------               ----   -------   ---------         ------------  ----------   ---------  ------------
Irving E. Schottenstein          2000   575,000   2,812,210(3)(4)    119,855(5)     12,500         --        70,923
  Chief Executive Officer        1999   575,000   2,875,000(3)(6)     85,659(7)     10,000         --        70,874
                                 1998   575,000   2,087,433(8)(9)      7,646         --            --        70,750

Robert H. Schottenstein          2000   325,000   1,097,135(3)(4)     60,648(10)     7,500         --        61,554
  President                      1999   308,654   1,137,500(3)(6)     59,654(11)     5,000         --        61,642
                                 1998   300,000   1,020,000(8)(9)      2,891        10,000         --        61,673

Steven Schottenstein             2000   300,000   1,012,740(3)(4)      2,505         7,500         --        49,454
  Chief Operating Officer        1999   300,000   1,050,000(3)(6)      2,329         5,000         --        49,542
                                 1998   300,000   1,020,000(8)(9)      2,151        10,000         --        49,573

Phillip G. Creek                 2000   207,692     429,872(3)(4)        859         2,000         --        19,615
  Senior Vice President and
  Chief Financial Officer(12)

Kerrii B. Anderson               2000   154,904          --               --         2,000         --           913
  Former Senior Vice President   1999   220,673     393,750(3)(6)        642         1,500         --        13,956
  and Chief Financial
  Officer(13)                    1998   200,000     330,000(8)(9)        615         1,500     56,474(14)    13,987


---------------


(1) The amounts shown include: (i) the individual's share of the Company's discretionary contribution under the Company's 401(k) plan, and (ii) the term and the non-term portion of the premium for a split-dollar life insurance policy for such individual, each as detailed in note 2 below. In addition, for each of the Named Executive Officers other than Irving E. Schottenstein, such amounts include long-term disability plan premiums of $1,623 for the 1998 fiscal year, $1,468 for the 1999 fiscal year and $1,331 ($913 with respect to Kerrii B. Anderson) for the 2000 fiscal year.



(2) "All Other Compensation" for each of the Named Executive Officers includes the individual's share of the Company's discretionary contribution for the 1998, 1999 and 2000 fiscal years under the Company's 401(k) plan in the amounts of $3,250, $3,374 and $3,423, respectively. "All Other Compensation" for Irving E. Schottenstein, Robert H. Schottenstein, Steven Schottenstein and Kerrii B. Anderson for the 1998 and 1999 fiscal years also includes (i) the term portion of the premium for a split-dollar life insurance policy of $8,675, $3,280, $2,440 and $705, respectively, for the 1998 fiscal year, and $9,575, $3,520, $2,640 and $735, respectively for the 1999 fiscal year, and (ii) the non-term portion of the premium for a split-dollar life insurance policy of $58,825, $53,520, $42,260 and $8,409, respectively, for the 1998 fiscal year, and $57,925, $53,280, $42,060 and $8,379, respectively, for the 1999 fiscal year. "All Other Compensation" for Irving E. Schottenstein, Robert H. Schottenstein, Steven Schottenstein and Phillip G. Creek for the 2000 fiscal year also includes the term portion of the premium for a split-dollar life insurance policy of $10,025, $3,720, $2,840 and $983, respectively, and the non-term portion of the premium for a split-dollar life insurance policy of $57,475, $53,080, $41,860 and $13,878, respectively.


(3) Represents amounts accrued pursuant to the Executive Officers Compensation Plan and approved by the Executive Officer Compensation Committee. With respect to the 2000 fiscal year, the amount shown for Phillip G. Creek also includes a $50,000 bonus awarded to Mr. Creek in consideration for him assuming the duties of the Chief Financial Officer.


(4) Pursuant to the terms of the Company's Executives' Deferred Compensation Plan, which was adopted in 1998, each of the Company's executive officers, as well as other members of management, is required to allocate a portion of his or her bonus to Common Shares until such executive officer or member of management owns a minimum number of Common Shares set forth in the plan. Each participant also may elect to allocate additional amounts of his or her bonus to Common Shares under the plan. Each participant will not beneficially own Common Shares acquired under the plan until such Common Shares are distributed pursuant to the terms of the plan. With respect to Irving E. Schottenstein, the amount shown includes $140,610 allocated to Common Shares (7,388 shares). With respect to Robert H. Schottenstein, the amount shown includes $54,857 allocated to Common Shares (2,882 shares). With respect to Steven Schottenstein, the amount shown includes $50,637 allocated to Common Shares (2,660 shares). With respect to Phillip G. Creek, the amount shown includes $42,987 allocated to Common Shares (2,258 shares).


(5)  Includes $101,080 for personal use of Company property.

(6) With respect to Irving E. Schottenstein, the amount shown includes $143,750 allocated to Common Shares (8,424 shares) pursuant to the Executives' Deferred Compensation Plan. With respect to Robert H. Schottenstein, the amount shown includes $56,875 allocated to Common Shares (3,333 shares) pursuant to the Executives' Deferred Compensation Plan. With respect to Steven Schottenstein, the amount shown includes $52,500 allocated to Common Shares (3,077 shares) pursuant to the Executives' Deferred Compensation Plan. With respect to Kerrii B. Anderson, the amount shown includes $19,688 allocated to Common Shares (1,154 shares) pursuant to the Executives' Deferred Compensation Plan.

(7)  Includes $63,560 for personal use of Company property.

(8) Represents amounts accrued pursuant to bonus incentive plans approved by the Compensation Committee of the Board, or with respect to the Chief Executive Officer, the Executive Officer Compensation Committee.

(9) With respect to Irving E. Schottenstein, the amount shown includes $218,372 allocated to Common Shares (9,926 shares) pursuant to the Executives' Deferred Compensation Plan. With respect to Robert H. Schottenstein, the amount shown includes $165,000 allocated to Common Shares (7,500 shares) pursuant to the Executives' Deferred Compensation Plan. With respect to Steven Schottenstein, the amount shown includes $120,000 allocated to Common Shares (5,454 shares) pursuant to the Executives' Deferred Compensation Plan. With respect to Kerrii B. Anderson, the amount shown includes $105,000 allocated to Common Shares (4,772 shares) pursuant to the Executives' Deferred Compensation Plan.

(10) Includes $57,399 for personal use of Company property.

(11) Includes $43,360 for personal use of Company property.

(12) Phillip G. Creek was appointed the Chief Financial Officer and an executive officer of the Company effective September 1, 2000.

(13) Kerrii B. Anderson resigned as a Senior Vice President and the Chief Financial Officer of the Company effective August 31, 2000.

(14) Represents compensation pursuant to an executive deferred compensation plan.

     On August 9, 1994, the Company and Irving E. Schottenstein entered into an employment agreement under which the Company agreed to purchase and maintain a split-dollar life insurance policy for Mr. Schottenstein in an amount not less than $1.5 million. In the event Mr. Schottenstein becomes disabled, he will receive disability payments from the Company for a period of up to three years, in an annual amount equal to the average of the salary and bonus earned by Mr. Schottenstein during the three calendar years preceding his disability. In the event Mr. Schottenstein's employment ends, he has agreed to serve as a consultant to the Company for a period of two years for which he will be paid $500,000 per year.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth the nonqualified stock options granted by the Board during the 2000 fiscal year to each of the Named Executive Officers:

                                            INDIVIDUAL GRANTS (1)                         POTENTIAL
                             ----------------------------------------------------    REALIZABLE VALUE AT
                               NUMBER                                               ACCRUED ANNUAL RATES
                                 OF                                                    OF STOCK PRICE
                             SECURITIES     % OF TOTAL                                  APPRECIATION
                             UNDERLYING   OPTIONS GRANTED                              FOR OPTION TERM
                              OPTIONS     TO EMPLOYEES IN   EXERCISE                ---------------------
                              GRANTED       FISCAL YEAR      PRICE     EXPIRATION       5%         10%
NAME                            (#)             (%)          ($/SH)       DATE         ($)         ($)
----                         ----------   ---------------   --------   ----------   ----------   --------
Irving E. Schottenstein        12,500          17.77         13.375     2/15/10      105,143     266,454
Robert H. Schottenstein         7,500          10.66         13.375     2/15/10       63,086     159,872
Steven Schottenstein            7,500          10.66         13.375     2/15/10       63,086     159,872
Phillip G. Creek                2,000           2.84         13.375     2/15/10       16,823      42,633
Kerrii B. Anderson              2,000(2)        2.84         13.375     2/15/10            0           0

---------------

(1) The nonqualified stock options granted by the Board are scheduled to vest at a rate of 20% per year over the first five years and to lapse after ten years unless sooner exercised or forfeited. All stock options were granted at the closing market price on the date of grant.

(2) Pursuant to the terms of the M/I Schottenstein Homes, Inc. 1993 Stock Incentive Plan, as Amended (the "1993 Stock Incentive Plan"), the option to purchase 2,000 Common Shares granted to Ms. Anderson during the 2000 fiscal year was cancelled on August 31, 2000, the effective date of her resignation as a Senior Vice President and the Chief Financial Officer of the Company.


OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES



     The following table sets forth information with respect to options exercised during the 2000 fiscal year and unexercised nonqualified stock options held as of the end of the 2000 fiscal year by each of the Named Executive Officers.



                                                                     NUMBER OF
                                    NUMBER                     SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                 OF SECURITIES                  UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                  UNDERLYING                    AT FISCAL YEAR END            AT FISCAL YEAR END
                                    OPTIONS       VALUE               (#)(1)                          ($)
                                   EXERCISED     REALIZED   ---------------------------   ---------------------------
NAME                                  (#)          ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                             -------------   --------   -----------   -------------   -----------   -------------
Irving E. Schottenstein                  0         --          6,500         16,000          49,531        141,875
Robert H. Schottenstein                  0         --         26,000         13,500         250,625         94,281
Steven Schottenstein                     0         --         26,000         13,500         250,625         94,281
Phillip G. Creek                         0         --         17,100          3,400         206,019         27,294
Kerrii B. Anderson                  14,400(2)    125,494           0              0               0              0


---------------

(1) The nonqualified stock options granted by the Board are scheduled to vest at a rate of 20% per year over the first five years and to lapse after ten years unless sooner exercised or forfeited.


(2) In connection with her resignation as a Senior Vice President and the Chief Financial Officer of the Company and in accordance with the terms of the 1993 Stock Incentive Plan, Ms. Anderson exercised options to purchase 14,400 Common Shares on September 18, 2000.

COMPENSATION OF DIRECTORS

     Each of the outside directors on the Board (Kerrii B. Anderson, Friedrich
K. M. Bohm, Thomas D. Igoe, Jeffrey H. Miro, Lewis R. Smoot, Sr. and Norman L. Traeger) receives 250 Common Shares per quarter as payment for his or her service on the Board and any of its committees, pursuant to the Directors Deferred Compensation Plan. In addition, each outside director receives 250 Common Shares for participating in a special meeting of the Board or any of its committees. During the 2000 fiscal year, each of the outside directors (other than Kerrii B. Anderson who was not an outside director on the date of grant) also received an option to purchase 1,000 Common Shares pursuant to the 1993 Stock Incentive Plan.

COMPENSATION COMMITTEE AND EXECUTIVE OFFICER COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


     The Compensation Committee with respect to the 2000 fiscal year was comprised of seven members: Friedrich K. M. Bohm, Thomas D. Igoe, Jeffrey H. Miro, Irving E. Schottenstein, Robert H. Schottenstein, Lewis R. Smoot, Sr. and Norman L. Traeger. Irving E. Schottenstein and Robert H. Schottenstein are executive officers of the Company. During the 2000 fiscal year, there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers served on the Board or the Compensation Committee. On November 10, 2000, Robert H. Schottenstein sold 75,000 Common Shares to the Company at a price of $22.875 per Common Share, which price equaled the closing price of the Common Shares on the NYSE on November 8, 2000, less $0.125. The Board unanimously approved such purchase of Common Shares.


     The Executive Officer Compensation Committee with respect to the 2000 fiscal year was comprised of five members: Friedrich K. M. Bohm, Thomas D. Igoe, Jeffrey H. Miro, Lewis R. Smoot, Sr. and Norman L. Traeger. None of such members is or was formerly an officer or employee of the Company. During the 2000 fiscal year, there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers served on the Board or the Executive Officer Compensation Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Ownership of, and transactions in, the Common Shares of the Company by executive officers, directors and persons who own more than ten percent of the Common Shares are required to be reported to the Commission pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based solely on a review of the copies of reports furnished to the Company and representations of certain executive officers and directors, the Company believes that during the 2000 fiscal year its executive officers, directors and greater than ten percent beneficial owners complied with such requirements.

COMPENSATION COMMITTEE AND EXECUTIVE OFFICER COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, this report, the graph set forth below under " -- Performance Graph" and the report of the Audit Committee set forth below under " -- Report of the Audit Committee" shall not be incorporated by reference into any such filings.


     General. In 2000, the Executive Officer Compensation Committee reviewed and determined the compensation for the Chief Executive Officer and for each of the other executive officers of the Company. The Compensation Committee reviewed the Company's 401(k) Plan with respect to investment selections, returns, audit results and the Company's discretionary contributions. The Compensation Committee also reviewed all stock option awards granted by the Company.

     The Company's executive compensation program is intended to serve four primary objectives: (i) attract and retain qualified executives to manage the Company's business; (ii) provide executives with incentives to accomplish the Company's business objectives and strategy and meet specific performance goals;

(iii) encourage stock ownership by executives in order to enhance mutuality of interest with the Company's shareholders; and (iv) maximize shareholder value. The Executive Officer Compensation Committee and the Compensation Committee believe that the Company's executive compensation program operates in support of each of these objectives. Additionally, the Executive Officer Compensation Committee and the Compensation Committee believe that the executive compensation program fosters long-term growth and accountability for performance.

     Elements of Compensation. Under the Company's executive compensation program, each of the executive officers of the Company receives compensation in the form of: (i) a base salary; (ii) an annual performance bonus; and (iii) stock options. The Company's current policy is not to provide pension or other retirement plans for the Company's executive officers other than the 401(k) Plan.

     Under the Company's Executives' Deferred Compensation Plan, until an executive officer owns a minimum number of Common Shares set forth in the plan, a certain percentage of his performance bonus is automatically invested in Common Shares, the payment of which is deferred until a future date. Each executive officer also has the right to elect to have an additional portion of his performance bonus invested in Common Shares. The Company believes that the Executives' Deferred Compensation Plan serves to further align the interests of the executive officers with the Company's shareholders.

     Chief Executive Officer Compensation. The base salary paid to the Chief Executive Officer in 2000 was commensurate with the base salary paid to chief executive officers of other publicly traded, national and regional homebuilders.

     The performance bonus for the Chief Executive Officer for 2000 was awarded in accordance with the Company's Executive Officers Compensation Plan, which plan was approved by the Company's shareholders at the 1999 annual meeting. Pursuant to the terms of the aforesaid compensation plan, the Executive Officer Compensation Committee established the Award Formula (as defined in the plan) and the Performance Goals (also as defined) for the Chief Executive Officer for 2000. The Award Formula was based upon the Company's achievement of Performance Goals in the following areas: (i) achieving specified levels of net income; (ii) return on shareholders' equity; and (iii) achieving specified homeowner satisfaction ratings as measured by homeowner surveys conducted by the Company. The total amount that could be earned by the Chief Executive Officer was capped at five times his annual base salary.

     In 2000, the Company achieved record net income, return on equity exceeded 20% and homeowner satisfaction ratings exceeded 98%. As a result, the Chief Executive Officer earned nearly the maximum performance bonus available in 2000. The Chief Executive Officer elected to invest a portion of his performance bonus in Common Shares pursuant to the Executives' Deferred Compensation Plan even though he had already satisfied the minimum share requirement set forth in such plan.

     Other Executive Officers' Compensation. The average base salary paid to the President, the Chief Operating Officer and the Senior Vice President/Chief Financial Officer in 2000 was commensurate with the base salaries paid to persons holding comparable positions with other publicly traded, national and regional homebuilders.


     Pursuant to the Executive Officers Compensation Plan, the Executive Officer Compensation Committee established the Award Formulas and the Performance Goals for the President, the Chief Operating Officer and the Senior Vice President/Chief Financial Officer for 2000. The Award Formulas for each of these executive officers were based upon the Company's achievement of Performance Goals in the following areas: (i) achieving specified levels of net income; (ii) return on shareholders' equity; and (iii) achieving specified homeowner satisfaction ratings as measured by homeowner surveys conducted by the Company. The total amount that could be earned by the President and the Chief Operating Officer was capped at three and one half times their annual base salaries. The total amount that could be earned by the Senior Vice President/ Chief Financial Officer was capped at one and three quarters times his annual base salary. Because performance bonuses are based on full fiscal year results and employment at the end of the applicable fiscal year, Kerrii B. Anderson, who resigned as the Senior Vice President/Chief Financial Officer effective August 31, 2000, was not eligible to receive a performance bonus in 2000.

     In 2000, the Company achieved record net income, return on equity exceeded 20% and homeowner satisfaction ratings exceeded 98%. As a result, the President, the Chief Operating Officer and the Senior Vice President/Chief Financial Officer each earned nearly the maximum performance bonus available in 2000. The President and the Chief Operating Officer each elected to invest a portion of his performance bonus in Common Shares pursuant to the Executives' Deferred Compensation Plan even though he had already satisfied the minimum share requirement set forth in such plan. The Senior Vice President/Chief Financial Officer also elected to invest a portion of his performance bonus in Common Shares pursuant to the Executives' Deferred Compensation Plan. In 2000, the Senior Vice President/Chief Financial Officer received a $50,000 bonus in consideration for him assuming the duties of the Chief Financial Officer.

     Stock Options. It is the Company's intent to award stock options to the Company's executive officers in amounts reflecting the financial performance of the Company, the executive officer's ability to influence the Company's overall performance and his position. Options are intended to motivate executive officers to improve the Company's financial results and stock performance and to retain executive officers. In 2000, the Compensation Committee approved the award of nonqualified stock options for 31,500 Common Shares at $13.375 per share (the closing price on the date of grant) to the Named Executive Officers (see "-- Option Grants in Last Fiscal Year"). The nonqualified stock options vest at a rate of 20% per year over the first five years and lapse after ten years unless sooner exercised or forfeited.

     Section 162(m) Compliance. Section 162(m) of the Code places certain restrictions on the amount of compensation in excess of $1,000,000 which may be deducted for each executive officer. In 1999, the Company adopted the Executive Officers Compensation Plan and constituted the Executive Officer Compensation Committee (which consists solely of outside directors for purposes of Section 162(m)) to comply with Section 162(m) and to further ensure that compensation paid to executive officers in excess of $1,000,000 will be fully deductible. The Company believes that all compensation paid to the executive officers in excess of $1,000,000 will be fully deductible.


COMPENSATION COMMITTEE:                         EXECUTIVE OFFICER COMPENSATION COMMITTEE:
Norman L. Traeger (Chairman)                    Friedrich K.M. Bohm (Chairman)
Kerrii B. Anderson (from February 13, 2001)     Thomas D. Igoe
Friedrich K. M. Bohm                            Jeffrey H. Miro
Thomas D. Igoe                                  Lewis R. Smoot, Sr.
Jeffrey H. Miro                                 Norman L. Traeger
Irving E. Schottenstein
Robert H. Schottenstein
Steven Schottenstein (from February 13,
  2001)
Lewis R. Smoot, Sr.

PERFORMANCE GRAPH

     This chart graphs the Company's performance in the form of cumulative total return to shareholders from December 31, 1995 until December 31, 2000 in comparison to (i) Standard and Poor's 500, and (ii) the cumulative return on the common stock of six publicly traded peer issuers, including Beazer Homes USA, Inc., Crossmann Communities, Inc., Hovnanian Enterprises, Inc., MDC Holdings, Inc., NVR, Inc. and Washington Homes, Inc. (the "Peer Group"). In 2000, Engle Homes, Inc., which formerly was included in the Peer Group, was the subject of a tender offer and merger transaction and, as a result, its common stock is no longer publicly traded. For this reason, Engle Homes, Inc. has been removed from the Peer Group.

                                                M/I SCHOTTENSTEIN HOMES,
                                                         INC.(1)                     S&P 500                   PEER GROUP
                                                ------------------------             -------                   ----------
12/31/95                                                    100                         100                         100
12/31/96                                                  93.62                      122.96                      106.88
12/31/97                                                 159.57                      163.98                      140.28
12/31/98                                                 189.03                      210.85                      199.57
12/31/99                                                  135.3                      255.21                      163.65
12/31/00                                                 212.58                      231.98                      317.35

                                       -----------------------------------------------------------------------------
                                           12/31/95     12/31/96     12/31/97     12/31/98     12/31/99     12/31/00
--------------------------------------------------------------------------------------------------------------------
 M/I Schottenstein Homes, Inc.(1)          100          93.62       159.57       189.03       135.30       212.58
--------------------------------------------------------------------------------------------------------------------
 S&P 500                                   100         122.96       163.98       210.85       255.21       231.98
--------------------------------------------------------------------------------------------------------------------
 Peer Group                                100         106.88       140.28       199.57       163.65       317.35
--------------------------------------------------------------------------------------------------------------------

---------------


(1) Assumes that the value of the Common Shares and the indices was 100 on December 31, 1995 and that all dividends were reinvested.

REPORT OF THE AUDIT COMMITTEE


     General. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During the 2000 fiscal year, the Audit Committee met four times, and the committee chair, as representative of the Audit Committee, discussed the interim financial information contained in each quarterly earnings announcement with management and Deloitte & Touche LLP, the Company's independent accountants and auditors, prior to public release.



     Review and Discussion with Independent Accountants and Auditors. In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from Deloitte & Touche LLP a formal written statement describing all relationships between Deloitte & Touche LLP and the Company that might bear on Deloitte & Touche LLP's independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees,discussed with Deloitte & Touche LLP any relationships that may impact Deloitte & Touche LLP's objectivity and independence and satisfied itself as to Deloitte & Touche LLP's independence. The Audit Committee also discussed with management, the internal auditors and Deloitte & Touche LLP the quality and adequacy of the Company's internal controls. In addition, the Audit Committee discussed and reviewed with Deloitte & Touche LLP all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees and, with and without management present, discussed and reviewed the results of Deloitte & Touche LLP's examination of the financial statements. The Audit Committee also discussed the result of the internal audit.


     Review with Management. The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000 with management. Management has the responsibility for the preparation of the Company's financial statements and Deloitte & Touche LLP has the responsibility for the examination of those statements.

     Audit Fees. The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the audit of the Company's annual financial statements for the 2000 fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the 2000 fiscal year (collectively, the "Audit Services") were $191,000.

     Financial Information Systems Design and Implementation Fees. Deloitte & Touche LLP did not render any professional services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X (17 CFR 210.2-01) (the "Financial Information Systems Design and Implementation Services") during the 2000 fiscal year for the Company.

     All Other Fees. The aggregate fees billed for services rendered by Deloitte & Touche LLP, other than the Audit Services and the Financial Information Systems Design and Implementation Services, for the 2000 fiscal year (the "Other Services") were $50,000.

     Conclusion. Based on the reviews and discussions with management and Deloitte & Touche LLP noted above, the Audit Committee recommended to the Board (and the Board approved) that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 to be filed with the Commission. The Audit Committee also determined that the provision of the Other Services was compatible with maintaining Deloitte & Touche LLP's independence.

                                        AUDIT COMMITTEE:

                                        Thomas D. Igoe (Chairman) (from April
                                        19, 2000)

                                        Kerrii B. Anderson (from February 13,
                                        2001)

                                        Friedrich K.M. Bohm
                                        Lewis R. Smoot, Sr.
                                        Norman L. Traeger

                             SHAREHOLDER PROPOSALS

     Any proposals of shareholders which are intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company at its principal executive offices by November 13, 2001 to be eligible for inclusion in next year's proxy statement. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Commission. If a shareholder intends to present a proposal at the 2002 Annual Meeting of Shareholders, but has not sought the inclusion of such a proposal in the Company's proxy statement, such proposal must be received by the Company at its principal executive offices by January 27, 2002, or the Company's management proxies will be entitled to use their discretionary voting authority should such proposal then be raised, without any discussion of the matter in the Company's proxy statement.

                            EXPENSES OF SOLICITATION

     The entire expense of preparing, assembling, printing and mailing the proxy form and the form of material used in the solicitation of proxies will be paid by the Company. Proxies may be solicited personally or by telephone, mail or telegraph. Officers or employees of the Company may assist with personal or telephone solicitations and will receive no additional compensation. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Common Shares.

                                 OTHER MATTERS

     The Board knows of no other matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote and act according to their best judgments in light of the conditions then prevailing.


     You are urged to sign, date and return the enclosed proxy in the envelope provided, or alternatively, vote your proxy electronically via the Internet or telephonically. No postage is required if the envelope provided is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your Common Shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.


                                          By Order of the Board of Directors,

                                          /s/ Paul S. Coppel
                                          ------------------
                                          Paul S. Coppel,
                                          Secretary

                                    ANNEX A

                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                         M/I SCHOTTENSTEIN HOMES, INC.


I.   SCOPE OF THE AUDIT COMMITTEE'S DUTIES AND RESPONSIBILITIES


     This Charter governs the duties and responsibilities of the Audit Committee. The Audit Committee shall assist the Board of Directors in fulfilling its oversight responsibilities by providing oversight review of the Company's auditing, accounting and financial reporting processes. In so doing, the Audit Committee shall serve as an independent and objective body and provide a free and open means of communication among the Company's independent auditors, management and internal auditing department, the Audit Committee and the Board of Directors.

     The Audit Committee shall periodically review its scope, policies and procedures. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and obtain the Board of Directors' approval of this Charter. In accordance with SEC rules and regulations, at least every three years, this Charter shall be filed, as an appendix to the Company's proxy statement.

II.  MEMBERSHIP ON THE AUDIT COMMITTEE

     The Audit Committee shall consist of at least three directors selected by the Board of Directors. Each member of the Audit Committee shall be Independent (as defined herein). "Independent" shall mean (i) that the director is free from any relationship with the Company that, in the opinion of the Board of Directors, may interfere with the exercise of his or her independence from management and the Company and (ii) subject to the proviso set forth in the immediately succeeding paragraph, that the director does not have a Restricted Relationship (as defined herein). "Restricted Relationship" shall include any of the following relationships and any other restricted or prohibited relationships set forth from time to time in the SEC Independence Requirements as defined and in the NYSE Listed Company Manual as the same may be amended or restated:

     1. A director who is, or any time during the last three years has been, an employee (including non-employee executive officers) of the Company, any of its affiliates or any entity which at any time during the last three years was a former parent or predecessor of the Company;

     2. A director (i) who is, or any time during the last three years was, a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Company, or
          (ii) who has, or any time during the last three years had, a direct business relationship with the Company (e.g., a consultant), unless, in each case, the Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this sub-paragraph, the Board of Directors should consider, among other items, the materiality of the relationship to the Company, to the director, and, if applicable, to the organization with which the director is affiliated. For the purposes of this sub-paragraph, "business relationship" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have a "business relationship" directly with the Company, or the director can be a partner, officer or employee of an organization that has such a relationship.

     3. A director who is employed as an executive of another entity where any of the Company's executives serves on the other entity's compensation committee; or

     4. A director who is an Immediate Family (as defined herein) member of an individual who is, or any time during the last three years was, an executive officer of the Company or any of its affiliates. "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

     Notwithstanding the requirements set forth in Restricted Relationships Nos. 1 and 4, one director who is no longer an employee or who is an Immediate Family member of a former executive officer of the Company or its affiliates, but is not considered Independent pursuant to the three-year restriction periods set forth in Restricted Relationships Nos. 1 and 4, may be appointed, under exceptional and limited circumstances, to the Audit Committee if the Board of Directors determines in its business judgment that membership on the Audit Committee by the person is required by the best interests of the Company and its shareholders, and the Company discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

     Each director serving on the Audit Committee shall be "financially literate," as such qualification is interpreted by the Board of Directors in its business judgment or must become "financially literate" within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee shall have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

     In addition, each director serving on the Audit Committee shall have such qualification(s) and/or experience as may from time to time be required by the applicable rules and standards of the SEC and/or the primary exchange upon which the Company's common shares are then traded, the AICPA and Independence Standards Board (the "Applicable Rules and Standards").

     The Chairman of the Audit Committee shall be selected by the Board of Directors or, in the absence of such selection, by the Audit Committee.

III. MEETINGS OF AND WITH THE AUDIT COMMITTEE; QUORUM AND AUDIT COMMITTEE ACTION

     The Audit Committee shall meet at least annually, or more frequently as circumstances require. In connection with its duty to provide a free and open means of communication, the Audit Committee may ask members of management of the Company or others to attend any meeting of the Audit Committee. The Audit Committee shall meet at least annually with the Company's internal auditing department, outside auditors and management in separate executive sessions to discuss any matters that the Audit Committee or such groups believe should be discussed privately with the Audit Committee.

     The Audit Committee shall obtain confirmation that the outside auditors and the internal auditing department will communicate directly and, on a timely basis, with the Audit Committee or the Chairman of the Audit Committee if such communication is warranted.

     A majority of the members of the Audit Committee present in person or by telephone shall constitute a quorum, and action of the Audit Committee shall be by a majority of the members of the Audit Committee; provided, however, that if this Charter, the Audit Committee or the Board of Directors so provides, the Chairman of the Audit Committee may act on behalf of or represent the Audit Committee.

IV. RESPONSIBILITIES, POWERS AND DUTIES OF THE AUDIT COMMITTEE

     A. GENERAL

        1. The Audit Committee shall report Audit Committee actions to the Board of Directors and may make appropriate recommendations to the Board of Directors concerning matters within the Audit Committee's scope of responsibilities.

        2. The Audit Committee shall have the power (but not the duty) to conduct or authorize investigations into matters within the Audit Committee's scope of responsibilities. The Audit Committee shall have the authority to retain independent counsel, accountants and others to assist in such investigations and to arrange and commit the Company with respect to compensation for such independent counsel, accountants and others.

        3. Commencing in fiscal year 2001, the Audit Committee shall prepare a report of audit committee disclosures to the shareholders of the Company in accordance with the applicable rules and regulations of the SEC. Such report shall be included in the Company's proxy statement.

        4. The Audit Committee may perform any activities consistent with this Charter, the Amended and Restated Articles of Incorporation, the Amended and Restated Regulations and applicable law (including the Applicable Rules and Standards) as the Audit Committee or the Board of Directors deems advisable.

     B. ENGAGEMENT OF INDEPENDENT AUDITORS

        1. The independent auditors shall be ultimately accountable to the Audit Committee and the Board of Directors, and, accordingly, the Audit Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement). Consistent with the foregoing, the Audit Committee shall recommend to the Board of Directors for selection (or the replacement of) the independent auditors. The Audit Committee shall review and approve the fees and other compensation to be paid to the independent auditors.

        2. The Audit Committee shall ensure that the independent auditor submits to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditors and the Company that may in their judgment have a bearing on the auditor's Independence. The Audit Committee shall be responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for recommending that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

        3. The Audit Committee shall review, in consultation with management and the independent auditors, the scope of each audit to be conducted by the independent auditors.

        4. The Audit Committee shall obtain confirmation that the independent auditors will provide the Audit Committee with all communications required of the independent auditors, including a timely analysis of significant financial reporting issues.

        5. The Audit Committee shall obtain confirmation that the independent auditors will be available to the shareholders at the annual meeting and, upon request, to the Audit Committee and the Board of Directors.

     C. RESPONSIBILITIES FOR REVIEW

        1. The Audit Committee shall review any significant findings and recommendations made by the independent auditors together with management's responses to such findings and recommendations.

        2. The Audit Committee shall review with management and the independent auditors all such matters as it deems appropriate, and as required by the Applicable Rules and Standards of the AICPA; and the SEC, including, but not limited to, the following:

             a. The Company's (including the unconsolidated subsidiaries') audited financial statements and related footnotes;

             b. The independent auditors' report on the audit of the company's financial statements;

             c. Any material issues raised by management, the independent auditors or the Chairman of the Audit Committee in connection with the Chairman's review of the Company's (including the unconsolidated subsidiaries') interim financial statements;

             d. Management's significant judgments that have affected the financial statements, including, without limitation, any adjustments recommended by the independent auditors and management's responses to such adjustments, including any decision as to whether or not to make any such adjustment;

             e. The independent auditors judgments regarding: (i) the quality (and not just the acceptability) of the Company's accounting principles as applied in its financial reporting; (ii) the adequacy of the Company's internal controls and procedures;
                  (iii) the clarity of the Company's financial disclosures; and
                  (iv) the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions that were made by management and reviewed by the independent auditors; and

             f. Any serious difficulties or disagreements between the independent auditors and management or the internal auditing department during the course of the independent auditors' audit, including any restrictions on the scope of their work or access to required information.

        3. The Audit Committee shall review with management and the internal auditing department all such matters as it deems appropriate, and as required by the Applicable Rules and Standards, including, but not limited to, the following:

             a) Any significant findings during the year and management's responses to such findings;

             b) Any serious difficulties members of the internal auditing department encountered while conducting the audits, including any restrictions on the scope of their work or access to required information;

             c) The audit plan, including its scope and any changes or additions the Audit Committee deems advisable; and

             d) The level of staffing and qualifications of the internal audit department.

        4. The Audit Committee or the Chairman of the Audit Committee shall meet (in person or by telephone) with the independent auditors and financial and/or senior management at least on a quarterly basis, prior to filing of the Quarterly Report on Form 10-Q and the release of earnings, to review financial matters, specifically the financial information included in the Company's Quarterly Report on SEC Form 10-Q.

        5. The Audit Committee shall review with management and the independent auditors and, as appropriate, the internal auditing department, any significant changes to or the selection of the Company's accounting principles and practices.

        6. The Audit Committee shall review any legal matter that could have a significant impact on the Company's financial statements.

        7. Based on the Audit Committee's reviews undertaken pursuant to items 1 through 6 of this Section C, the Audit Committee shall communicate its decision to the Board of Directors regarding whether or not to recommend that the Company's latest audited financial statements be included in the Company's latest Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

V. CONTINUING EFFECT OF INDEMNIFICATION AND EXCULPATION PROVISIONS OF THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION AND AMENDED AND RESTATED REGULATIONS

    In fulfilling their responsibilities hereunder, the members of the Audit Committee (as directors) shall continue to be fully covered by the exculpation and indemnification provisions applicable to the Company's directors and officers, as set forth in the Company's Amended and Restated Articles of Incorporation and Amended and Restated Regulations and such provisions are adopted by reference herein. Nothing contained herein, in the Applicable Rules and Standards or in any other document shall abrogate or supersede the protective exculpation and indemnification provisions set forth in the Company's Amended and Restated Articles of Incorporation and Amended and Restated Regulations.

SKU# 4470-PS-01

                                   DETACH HERE

                                      PROXY

                          M/I SCHOTTENSTEIN HOMES, INC.

                       3 EASTON OVAL, COLUMBUS, OHIO 43219

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 19, 2001

         The undersigned hereby appoints Irving E. Schottenstein and Paul S. Coppel and each of them, proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders to be held on April 19, 2001, or any adjournment thereof, and to vote all Common Shares of M/I Schottenstein Homes, Inc. which the undersigned is entitled to vote at such Annual Meeting or at any adjournment thereof as set forth below:

         THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIVE IS MADE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NAMED NOMINEES FOR DIRECTORS, "FOR" THE PROPOSAL TO ADOPT AN AMENDMENT TO ARTICLE I(f) OF THE M/I SCHOTTENSTEIN HOMES, INC. AMENDED AND RESTATED CODE OF REGULATIONS TO PERMIT SHAREHOLDERS TO APPOINT PROXIES IN ANY MANNER PERMITTED BY OHIO LAW AND "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL YEAR 2001. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF, OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

         The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders, dated March 13, 2001, the Proxy Statement furnished therewith, and the Annual Report of M/I Schottenstein Homes, Inc. for the fiscal year ended December 31, 2000. Any proxy heretofore given to vote the Common Shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders is hereby revoked.


---------------                                                                 -----------------
  SEE REVERSE     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY       SEE REVERSE
      SIDE                      IN THE ENCLOSED ENVELOPE.                               SIDE
---------------                                                                 -----------------



----------------------------                                          -----------------------
     VOTE BY TELEPHONE                                                VOTE BY INTERNET
----------------------------                                          -----------------------

It's fast, convenient and immediate!                                  It's fast, convenient and your vote is immediately confirmed
Call Toll-Free on a Touch-Tone Phone                                  and posted.
1-877-PRX-VOTE (1-877-779-8683)


Follow these four easy steps:                                         Follow these four easy steps:

1.   Read the accompanying Proxy Statement and                        1.   Read the accompanying Proxy Statement and
     Proxy Card.                                                           Proxy Card.

2.   Call the toll-free number                                        2.   Go to the Website
     1-877-PRX-VOTE (1-877-779-8683)                                       http://www.eproxyvote.com/mho

3.   Enter your 14-digit Voter Control Number                         3.   Enter your 14-digit Voter Control Number
     located on your Proxy Card above your name.                           located on your Proxy Card above your name.

4.   Follow the recorded instructions.                                4.   Follow the Instructions provided.


YOUR VOTE IS IMPORTANT!                                               YOUR VOTE IS IMPORTANT!
CALL 877-PRX-VOTE ANYTIME!                                            GO TO HTTP://www.eproxyvote.com/mho ANYTIME!

                     DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                                                     DETACH HERE
[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE.

1.  To elect the nominees named below as directors.                   2.  To adopt an amendment to Article I(f) of the M/I
    NOMINEES:  Friedrich K.M. Bohm, Jeffrey H. Miro, Robert H.            Schottenstein Homes, Inc. Amended and Restated Code of
    Schottenstein                                                         Regulations to permit shareholders to appoint proxies in
                                                                          any manner permitted by Ohio law.
FOR      WITHHOLD
[ ]        [ ]                                                        FOR        AGAINST                  ABSTAIN
                                                                      [ ]          [ ]                       [ ]

[ ]
     --------------------------
     FOR ALL (Except Nominee(s)
       written above)                                                 3.  To ratify the appointment of Deloitte & Touche LLP as the independent accountants and auditors for fiscal year 2001.

                                                                      FOR        AGAINST                  ABSTAIN
                                                                      [ ]          [ ]                       [ ]



                                                                      [ ] MARK HERE FOR ADDRESS CHANGE
                                                                      AND NOTE AT LEFT

                                                                      Please sign exactly as your name or names appear hereon. Joint owners should each sign. Executors, administrators, trustees, guardians and others should give their full title.
                                                                      Corporations and partnerships should sign in their full name by president or other authorized person.

Signature:                                            Date:              Signature:                                Date:
          -------------------------------------------      -----------             -------------------------------       ----------